UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.                )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LiveRamp Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LIVERAMP HOLDINGS, INC. 2023 Annual Meeting to be held virtually on August 15, 2023 at 11:30 A.M. Pacific Time You invested in LIVERAMP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 15, 2023. Vote Virtually at the Meeting* August 15, 2023 11:30 a.m. Pacific Time The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please go to www.virtualshareholdermeeting.com/RAMP2023 and be sure to have the control number that is printed above. *You can also vote by mail by requesting a paper copy of the materials, which will include a Proxy Card. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V19639-P94767-Z85203 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. LIVERAMP HOLDINGS, INC. 225 BUSH STREET, 17TH FLOOR SAN FRANCISCO, CA 94104 V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V19640-P94767-Z85203 1. Election of Directors Nominees: 1c. Scott E. Howe 1a. Timothy R. Cadogan 2. Approval of an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan. 1b. Vivian Chow 3. Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers. 4. Advisory (non-binding) vote to approve the frequency of future advisory votes on executive compensation. 5. Ratification of KPMG LLP as the Company’s independent registered public accountant for Fiscal Year 2024. NOTE: In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof. For For For For For For Every Year